UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2006

MacDermid, Incorporated
(Exact name of registrant as specified in its charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

1-13889	06-043575
(Commission File Number)	(IRS Employer Identification No.)

1401 Blake Street
Denver, CO 80202
(Address of Principal Executive Offices and Zip Code)

(720) 479-3060
(Registrant’s telephone number, including area code)

245 Freight Street
Waterbury, CT 06702
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2006, MacDermid, Inc. issued a press release setting forth its earnings for the fourth fiscal quarter of 2005 ended December 31, 2005. A copy of its press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to instruction B.6 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

    Exhibit No.     Description
    99.1      Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MacDermid, Incorporated
(Registrant)

Date: February 13, 2006                                  /s/ Gregory M. Bolingbroke
Senior Vice President, Finance